Exhibit 99.1
 The ServiceMaster Company
 Quarterly Consolidated Statements of Income for 2001 and 2000
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                                                                                              2001
                                                           --------------------------------------------------------------------

                                                              First        Second        Third         Fourth         Full
 (in thousands, except per share data)                       Quarter       Quarter      Quarter       Quarter         Year
                                                           ------------  ------------  ------------  ------------  ------------

 Operating Revenue                                           $ 735,721    $1,030,176     $ 997,798     $ 837,734    $3,601,429

 Operating Costs and Expenses:
 Cost of services rendered and products sold                   540,928       697,072       689,455       618,752     2,546,207
 Selling and administrative expenses                           135,263       226,308       219,418       164,935       745,924
    Memo:  Goodwill and tradename amortization (1)              15,112        15,883        15,712        14,625        61,332
 Charge for impaired assets and other items                          -             -             -       396,743       396,743

                                                           ------------  ------------  ------------  ------------  ------------
 Total operating costs and expenses                            676,191       923,380       908,873     1,180,430     3,688,874
                                                           ------------  ------------  ------------  ------------  ------------

 Operating Income                                               59,530       106,796        88,925      (342,696)      (87,445)

 Non-operating Expense (Income)
 Interest expense                                               34,574        31,825        30,948        27,710       125,057
 Interest and investment income                                 (3,518)       (3,745)       (7,409)       (2,114)      (16,786)
 Minority interest and other expense (income), net              (1,774)        2,838         2,248         2,345         5,657
                                                           ------------  ------------  ------------  ------------  ------------

 Income from Continuing Operations before Income Taxes          30,248        75,878        63,138      (370,637)     (201,373)
 Provision for income taxes                                     12,457        31,796        27,213      (101,060)      (29,594)
                                                           ------------  ------------  ------------  ------------  ------------

 Income from Continuing Operations before
     Extraordinary Items                                        17,791        44,082        35,925      (269,577)     (171,779)
 Discontinued operations, net                                    5,433         6,631        10,198       307,972       330,234
 Extraordinary gain (loss), net of income taxes                  6,003             -             -        (9,425)       (3,422)

                                                           ------------  ------------  ------------  ------------  ------------
 Net Income                                                   $ 29,227      $ 50,713      $ 46,123      $ 28,970     $ 155,033
                                                           ============  ============  ============  ============  ============

Diluted Earnings Per Share (2):
     Income from Continuing Operations before
        Extraordinary Items                                     $ 0.06        $ 0.15        $ 0.12       $ (0.86)      $ (0.54)
     Discontinued operations, net                                 0.02          0.02          0.03          0.99          1.06
     Extraordinary gain (loss)                                    0.02             -             -         (0.03)        (0.01)
                                                           ------------  ------------  ------------  ------------  ------------
     Diluted earnings per share                                 $ 0.10        $ 0.17        $ 0.15        $ 0.10        $ 0.51
                                                           ============  ============  ============  ============  ============

     Diluted shares outstanding                                309,831       310,764       312,524       312,494       311,408


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                                                                                           2000
                                                           --------------------------------------------------------------------

                                                              First        Second        Third         Fourth         Full
 (in thousands, except per share data)                       Quarter       Quarter      Quarter       Quarter         Year
                                                           ------------  ------------  ------------  ------------  ------------

 Operating Revenue                                           $ 729,050     $ 990,758     $ 971,465     $ 794,244    $3,485,517

 Operating Costs and Expenses:
 Cost of services rendered and products sold                   546,587       673,398       671,452       597,714     2,489,151
 Selling and administrative expenses                           112,029       207,261       205,593       137,741       662,624
    Memo:  Goodwill and tradename amortization (1)              12,817        13,787        17,328        15,555        59,487

                                                           ------------  ------------  ------------  ------------  ------------
 Total operating costs and expenses                            658,616       880,659       877,045       735,455     3,151,775
                                                           ------------  ------------  ------------  ------------  ------------

 Operating Income                                               70,434       110,099        94,420        58,789       333,742

 Non-operating Expense (Income)
 Interest expense                                               31,865        35,680        35,503        33,783       136,831
 Interest and investment income                                 (3,893)       (6,756)       (9,026)       (5,327)      (25,002)
 Minority interest and other expense (income), net              (2,940)       (3,422)       (2,700)       (4,175)      (13,237)
                                                           ------------  ------------  ------------  ------------  ------------

 Income from Continuing Operations before Income Taxes          45,402        84,597        70,643        34,508       235,150
 Provision for income taxes                                     18,830        35,794        30,457        13,273        98,354
                                                           ------------  ------------  ------------  ------------  ------------

 Income from Continuing Operations before
     Cumulative Effect of Accounting Change                     26,572        48,803        40,186        21,235       136,796
 Discontinued operations, net                                    9,482        17,512        10,600        10,598        48,192
 Cumulative effect of accounting change,
   net of income taxes                                         (11,161)            -             -             -       (11,161)

                                                           ------------  ------------  ------------  ------------  ------------
 Net Income                                                   $ 24,893      $ 66,315      $ 50,786      $ 31,833     $ 173,827
                                                           ============  ============  ============  ============  ============

Diluted Earnings Per Share (2):
     Income from Continuing Operations before
        Cumulative Effect of Accounting Change                  $ 0.09        $ 0.16        $ 0.13        $ 0.07        $ 0.45
     Discontinued operations, net                                 0.03          0.05          0.04          0.04          0.16
     Cumulative effect of accounting change                      (0.04)            -             -             -         (0.04)
                                                           ------------  ------------  ------------  ------------  ------------
     Diluted earnings per share                                 $ 0.08        $ 0.21        $ 0.17        $ 0.11        $ 0.57
                                                           ============  ============  ============  ============  ============

     Diluted shares outstanding                                310,138       308,475       303,363       300,151       305,518

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
(1)  Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142) requires that in 2002 goodwill will no longer be subject to amortization and intangible assets with indefinite lives, such as tradenames, will not be amortized until their useful lives are determined to no longer be indefinite.  The goodwill and tradename amortization noted above is the expense that would be eliminated under SFAS 142.  The approximate after-tax impact by quarter of the amortization expense eliminated under SFAS 142 is presented in the following table:

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                                                                                  2001
                                                -----------------------------------------------------------------------------

                                                    First          Second          Third           Fourth           Full
                                                   Quarter         Quarter        Quarter         Quarter           Year
                                                -------------   -------------  --------------  --------------  --------------
     After-tax impact of amortization
        expense eliminated under SFAS 142         $ 10,300        $ 10,700        $ 10,600        $ 10,500        $ 42,100


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                                                                                  2000
                                                -----------------------------------------------------------------------------

                                                    First          Second          Third           Fourth           Full
                                                   Quarter         Quarter        Quarter         Quarter           Year
                                                  -------------   -------------  --------------  --------------  --------------
     After-tax impact of amortization
        expense eliminated under SFAS 142          $ 9,000         $ 9,600        $ 11,900        $ 10,400        $ 40,900

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

(2)  In computing diluted earnings per share, the after-tax interest expense related to convertible debentures is added back to net income in the numerator, while the diluted shares in the denominator include the shares issuable upon conversion of the debentures.

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